                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): May 12, 2000
                                                           ------------

                                ePresence, Inc.
                                ---------------
            (Exact Name of Registrant as Specified in its Charter)

                                 Massachusetts
                                 -------------
                (State or Other Jurisdiction of Incorporation)

        0-20364                                        04-2798394
        -------                                        ----------
(Commission File Number)                   (I.R.S. Employer Identification No.)

                               120 Flanders Road
                         Westboro, Massachusetts 01581
          (Address of Principal Executive Offices, Including Zip Code)

                                (508) 898-1000
                                 ---------------
              (Registrant's Telephone Number, Including Area Code)

                                      N/A
                                      ---
         (Former Name or Former Address, if Changed Since Last Report)
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     The undersigned Registrant hereby amends Item 7 of its Current Report on
Form 8-K dated May 25, 2000 to read in its entirety as follows:

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)   Financial Statements of Businesses Acquired
      -------------------------------------------

      See Exhibits 99.2 and 99.3

(b)   Pro Forma Financial Information
      -------------------------------

      See Exhibit 99.4

(c)   Exhibits
      --------

      See the Exhibit Index attached hereto.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ePRESENCE, INC.

Date: July 25, 2000                     /s/ Richard M. Spaulding
                                        ---------------------------------------
                                        Richard M. Spaulding
                                        Senior Vice President and
                                        Chief Financial Officer

                                      -2-
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                                 Exhibit Index
                                 -------------

 2.1* Stock Purchase Agreement, dated as of May 11, 2000, by and among ePresence, Inc., Strategic Network Designs, Inc. ("SND") and the SND stockholders.

23.1      Consent of Amper, Politziner & Mattia P.A.

99.1*     Press Release, dated May 15, 2000.

99.2      Audited Financial Statements of SND for the Year Ended December 31,
          1997.

99.3 Audited Financial Statements of SND for the Years Ended December 31, 1998 and 1999.

99.4 ePresence, Inc. Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 1999.

          ePresence, Inc. Unaudited Pro Forma Condensed Combined Balance Sheet for the Quarter Ended March 31, 2000.

          ePresence, Inc. Unaudited Pro Forma Condensed Combined Statement of Operations for the Quarter Ended March 31, 2000.
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*  Previously filed with the Form 8-K on May 25, 2000.